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                                                                   EXHIBIT 10.88

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of June 29, 1998 by and between Mego Mortgage Corporation, a Delaware corporation (the "Company"), and Sovereign Bancorp, Inc., a Pennsylvania corporation ("Sovereign"), in connection with the purchase of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock") in the transactions comprising the Company's Recapitalization (as defined below).

         WHEREAS, the Company is engaging in a plan of recapitalization (the "Recapitalization") which includes the following: (i) a private offering (the "Common Stock Offering") of shares of its common stock, par value $.01 (the "Common Stock"); (ii) a private offering (the "Series A Preferred Stock Offering") by the Company of shares of its Series A Preferred Stock; and (iii) an offer occurring concurrently with the Common Stock Offering and the Series A Preferred Stock Offering (together, the "Offerings") and as a condition thereto to exchange shares of Series A Preferred Stock and/or new 12 1/2% Subordinated Notes Due 2001 (the "New Notes") of the Company or a combination thereof, subject to certain limitations, for any and all of the Company's outstanding 12 1/2% Senior Subordinated Notes Due 2001 of the Company, subject to certain conditions (the "Exchange Offer");

         WHEREAS, the Company has entered into a Placement Agreement dated as of June 9, 1998 (the "Placement Agreement"), with Friedman, Billings, Ramsey & Co., Inc. ("FBR"), a Virginia corporation, pursuant to which FBR will act as placement agent in connection with the issue and sale of the Common Stock and Series A Preferred Stock;

         WHEREAS, the Company has entered into various Purchase Agreements (each a "Purchase Agreement") with certain purchasers of Common Stock and Series A Preferred Stock in conjunction with the Offerings, including, but not limited to, a Purchase Agreement with Sovereign pursuant to which Sovereign will purchase 10,000 shares of Series A Preferred Stock and be granted an Option ("Sovereign Option") to purchase 6,666,667 shares of Common Stock; and

         WHEREAS, as an incentive to induce investors to participate in the Recapitalization, the Company has agreed to provide registration rights to holders of Common Stock acquired in the Offerings, including, but not limited to, shares of Common Stock underlying the Series A Preferred Stock and the shares of Common Stock issuable pursuant to the Sovereign Option (such shares of Common Stock are referred to herein as the "Securities" and each share of such Common Stock is referred to herein as a "Security").


         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by all parties hereto, the parties, intending to be legally obligated, hereby agree as follows:


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SECTION 1. DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         "Act":  The Securities Act of 1933, as amended.

         "Broker-Dealer": Any broker or dealer registered as such under the Exchange Act.

         "Closing Date":  The date of this Agreement.

         "Commission" or "SEC": The United States Securities and Exchange Commission.

         "DTC":  The Depository Trust Company.

         "Exchange Act":  The Securities Exchange Act of 1934, as amended.

         "Indemnified Holder":  As defined in Section 6(a) hereof.

         "NASD":  National Association of Securities Dealers, Inc.

         "Person": An individual, partnership, corporation, trust or unincorporated organization, or a government or an agency, authority or political subdivision thereof.

         "Prospectus": The prospectus included in a Registration Statement, as amended or supplemented, including post-effective amendments, therein.

         "Registration Default":  As defined in Section 3 hereof.

         "Resale Filing Deadline":  As defined in Section 2 hereof.

         "Resale Registration Statement":  As defined in Section 2 hereof.

         "Securities":  As defined in the preamble hereto.

         "Sovereign Option" As defined in the preamble hereto.

         "Transfer Restricted Securities": Each share of Security until the earliest to occur of (a) the date on which such Security has been effectively registered under the Act and disposed of in accordance with a Resale Registration Statement or such other applicable registration statement or (b) the date on which such Security is available for resale without restriction to the public

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pursuant to Rule 144 under the Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated in the Resale Registration Statement.

         "Underwritten Registration" or "Underwritten Offering": An offering in which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement filed with the Commission.


SECTION 2.        RESALE REGISTRATION STATEMENT

         (a)      Registration.  The Company shall:

                  (i) cause to be filed one or more registration statements on Form S-1, S-2, S-3 or S-4, if the use of such form is then available (each a "Resale Registration Statement") pursuant to Rule 415 under the Act, on or prior to September 16, 1998 (the "Resale Filing Deadline"), which Resale Registration Statements shall provide for resales of all Transfer Restricted Securities, the holders of which shall have provided the information required pursuant to Section 2(b) hereof; and

                  (ii) use its reasonable best efforts to cause such Resale Registration Statements to be declared effective by the Commission on or before the 180th day after the Closing Date.

The Company shall use its reasonable best efforts to keep such Resale Registration Statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for resales of Securities by the holders of Transfer Restricted Securities entitled to the benefit of this
Section 2(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of (i) a period of at least two years following the Closing Date or (ii) the date on which all Transfer Restricted Securities may be sold without restriction.

         (b) Provision by Sovereign of Certain Information in Connection with the Shelf Registration Statement. Sovereign may not include any of its Transfer Restricted Securities in any Resale Registration Statement pursuant to this Agreement unless and until Sovereign furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Resale Registration Statement or Prospectus or preliminary Prospectus included therein. Sovereign shall not be entitled to Liquidated Damages pursuant to Section 3 hereof unless and until Sovereign shall have used its best efforts to provide all such reasonably requested information. Sovereign agrees to promptly furnish to the Company any and all information relating to a Resale Registration Statement required to be disclosed in such Resale Registration Statement in order to make the information previously furnished to the Company by Sovereign not materially misleading.

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SECTION 3.        LIQUIDATED DAMAGES

         Subject to the provisions of Section 2(b) hereof, if (i) the applicable Resale Registration Statements required by this Agreement are not filed with the Commission on or prior to the date specified for such filing in this Agreement or (ii) any Resale Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being restored to effectiveness by amendment or otherwise within thirty (30) business days or succeeded immediately by an additional Resale Registration Statement that cures such failure and that is itself immediately declared effective within thirty
(30) business days (each such event referred to in clauses (i) and (ii), a "Registration Default"), the Company shall pay liquidated damages to City with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per Security per week. The amount of the liquidated damages shall increase by an additional $.05 per week with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per share per week. All accrued liquidated damages shall be paid to City by the Company by wire transfer of immediately available funds or by federal funds check on the 91st day following the occurrence of a Registration Default. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities will cease.

         All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such Security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.


SECTION 4.   REGISTRATION PROCEDURES

         (a) Resale Registration Statement. In connection with each Resale Registration Statement, the Company shall comply with all the provisions of
Section 4(b) below and shall use all reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended methods thereof. In this regard pursuant thereto the Company will, by September 16, 1998, prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with such intended methods of resale.

         (b) General Provisions. In connection with any Resale Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of the Securities by Broker-Dealers), the Company shall:


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                  (i)   use its reasonable best efforts to keep such
         Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 2 of this Agreement, and upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly, and as appropriate, an amendment or supplement to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 2 hereof or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement cease to be Transfer Restricted Securities; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act in a timely manner, and reasonably assist City in complying with the provisions of the Act with respect to the disposition of all Securities covered by such Registration Statement during the applicable period in accordance with the intended method of methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) advise the underwriter(s), if any, and City promptly and, if requested by such Persons in writing, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order or other order or action suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities or Blue Sky commission of the exemption, qualification or registration of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or (D) of the existence of any fact or the happening or any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order or other order or take other action suspending the effectiveness of the Registration Statement, or any state securities

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         commission or other regulatory authority shall issue an order suspending the exemption, qualification or registration of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use all reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (iv) furnish to City and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of City and the underwriter(s), if any, for a period of at least five business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which City or the underwriter(s), if any, shall reasonably object within five business days after the receipt thereof. City or the underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                  (v) make available at reasonable times and upon reasonable notice for inspection by City, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by City or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by City, or any underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                  (vi) if requested by City or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as City and the underwriter(s), if any, may reasonably request to have included therein, provided such information is usual and customary in such a document, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (vii) furnish to City and each of the underwriter(s), if any, without charge, one copy of the Registration Statement, as first filed with the Commission, and of each

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         amendment thereto, including all documents incorporated by reference therein and all exhibits;

                  (viii) deliver to City and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; and the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto (other than in those states or jurisdictions in which the Company has not complied with or satisfied the requirements of the relevant "blue sky" securities laws) by City and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (ix) enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, to the extent reasonably and customary in this type of offering and as may be reasonably requested by City or any underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and if the registration is an Underwritten Registration, the Company shall:

                         (A) furnish to City and each underwriter, if any, in
                  such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Resale Registration Statement:

                             (1) a certificate, dated the date of effectiveness
                           of the Resale Registration Statement, as the case may be, signed by (i) the President or any Vice President and (ii) a principal financial or accounting officer of the Company, confirming, as of the date thereof, the matters set forth in paragraph (c) of Section 5 of the Placement Agreement and such other matters as such parties may reasonably request;

                             (2) an opinion, dated the date of
                           effectiveness of the Resale Registration Statement, as the case may be, of counsel for the Company, covering the matters set forth in paragraph (a) of
                           Section 5 of the Placement Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, City's representatives and City's counsel in connection with the preparation of such Registration Statement and the

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                           related Prospectus and have considered the matters
                           required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto become effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                    (3) a customary comfort letter, dated as of
                           the date of effectiveness of the Resale Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 5(b) of the Placement Agreement, without exception;

                           (B) set forth in full or incorporate by reference in
                  the underwriting agreement, if any, the indemnification provisions and procedures of Section 6 hereof with respect to all parties to be indemnified pursuant to said Section; and

                           (C) deliver such other documents and certificates as
                  may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause
                  (ix), if any.

                  If at any time the representations and warranties of the Company contemplated in clause (A)(1) above cease to be true and correct, the Company promptly shall so advise City and the underwriter(s), if any, if requested by such Persons, shall confirm such advice in writing;


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



                  (x) prior to any public offering of Transfer Restricted Securities, cooperate with City, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky and securities laws of such jurisdictions as City or underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Resale Registration Statement; provided, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (xi) cooperate with City and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as City or the underwriter(s), if any, may reasonably request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                  (xii) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable City or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in paragraph (x) above;

                  (xiii) if any fact or event contemplated by paragraph
         (b)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (xiv) provide a CUSIP number for Transfer Restricted Securities not later than the effective date of the Registration Statement and provide City with printed certificates for the Transfer Restricted Securities which are in a form satisfactory to City;

                  (xv) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies

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



         or authorities as may be necessary to enable City to consummate the disposition of such Transfer Restricted Securities;

                  (xvi) otherwise comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts underwritten offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                  (xvii) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange or market, if applicable, on which similar securities issued by the Company are then listed; and

                  (xviii) provide promptly to City, as long as it remains a stockholder of the Company, upon request each document filed with the Commission pursuant to the requirements of Sections 13, 14 and 15 of the Exchange Act for a period of three years from the Closing Date.

         City agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof, City will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until City's receipt of the copies of the supplemented or amended Prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, City will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in City's possession, of the Prospectus covering such Transfer Restricted Securities that was current immediately prior to the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 2, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(b)(iii)(D) hereof to and including the date when City shall have received the copies of the supplemented or amended Prospectus or shall have received the Advice.


SECTION 5.        REGISTRATION EXPENSES

         (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, as the case may be, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and

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filing fees and expenses (including filings made by City with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the NASD)); (ii) all fees and expenses of compliance with federal securities, foreign securities and state Blue Sky or securities laws; (iii) all expenses of printing (including the printing of Prospectuses), messenger and delivery services and telephone incurred by the Company; (iv) all fees and disbursements of counsel for the Company and, subject to Section 5(b) below, City; (v) all application and filing fees in connection with listing the Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance); and (vii) all fees and charges of the Rating Agencies, if any; provided, that the Company will not bear certain personal expenses of City, including, underwriting discounts, commissions, and messenger and delivery services and telephone expenses incurred by City.

         The Company will, in any event, bear its internal expense (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit, all trustee and Rating Agency fees and charges and the fees and expenses of any Person, including special experts, retained by the Company.

         (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Resale Registration Statement), the Company will reimburse City, as applicable, for the reasonable fees and disbursements of not more than one counsel as may be chosen by City.


SECTION 6.        INDEMNIFICATION

         (a) The Company shall indemnify and hold harmless (i) City and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) City (any of the persons referred to in this clause (ii) being hereinafter referred to as a "Controlling Person") and (iii) the respective officers, directors, partners, employees, representatives and agents of City or any Controlling Person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and charges of counsel), directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims,

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



damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to City furnished in writing to the Company by City or any counsel or agent of City expressly for use therein.

         In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Indemnified Holder with respect to which indemnity may be sought against the Company, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement unless and to the extent materially and adversely affected). Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder); provided, that if the Indemnified Holder is not successful and it is determined that such Indemnified Holder is not entitled to indemnification hereunder, then such Indemnified Holder shall reimburse the Company for all monies advanced by the Company to which such Indemnified Holder was not entitled. The Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the holders of a majority of the shares of Common Stock, or Securities that are subject to, or affected by, such action or proceeding. The Company shall not be liable for any settlement of any such action or proceeding effected without the Company's prior written consent, which consent shall not be withheld unreasonably, and subject to the limitation contained in the prior paragraph, the Company will indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the prior written consent of the Company. The Company shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

         (b) City agrees to indemnify and hold harmless the Company, and its respective directors, officers and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to City furnished in writing by City expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the

Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against City, City shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Indemnified Holder by the preceding paragraph. In no event shall the liability of City hereunder be greater in amount than the dollar amount of the net proceeds received by City upon the sale of the Restricted Securities giving rise to such indemnification obligation.

         (c) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) or Section 6(b) hereof (other than by reason of the exceptions provided therein) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and City on the other hand from their purchase of Transfer Restricted Securities or if such allocation is not permitted by applicable law, the relative fault of the Company on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand, and of the Indemnified Holder on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 6(a), any legal or other fees, expenses or charges reasonably incurred by such party in connection with investigating or defending any action or claim.

         The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 7.        RULE 144

         The Company hereby agrees with City, for so long as any Transfer Restricted Securities remain outstanding, to make available to City in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from City, the information required by Rule 144 under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.


SECTION 8.        PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

         City may not participate in any Underwritten Registration hereunder unless City (a) agrees to sell City's Transfer Restricted Securities on the basis provided in any underwriting arrangements provided by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.


SECTION 9.        SELECTION OF UNDERWRITERS

         City as a holder of Transfer Restricted Securities covered by the Resale Registration Statement may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.


SECTION 10.       MISCELLANEOUS

         (a) Remedies. The Company agrees that monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to City in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to its securities to any Person, except as contemplated in the Offering Memorandum. The rights granted to City hereunder do not in any way breach or conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (c) Adjustments Affecting the Securities. The Company will not take any action, or permit any change to occur, with respect to the Securities that would materially and adversely affect the ability of City to resell such Securities.

         (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless in writing from both parties.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class or certified mail, telex, telecopier, or reliable overnight delivery service:

                  (i)      If to City:

                           City National Bank of West Virginia
                           3601 McCorkle Avenue
                           Charleston, West Virginia 25304-1498
                           Telecopier No.:  (304) 769-1111
                           Attention: Robert A. Henson
                           Attention:

                  (ii)     If to the Company:

                           Mego Mortgage Corporation
                           Fifth Floor
                           1000 Parkwood Circle
                           Atlanta, Georgia  30339
                           Telecopier No.:  (800) 694-6346
                           Attention:  Edward B. Meyercord

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if sent via a reliable overnight delivery service.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities.

         (g) Counterparts. This Agreement may be executed in any number of counterparts, by the parties hereto, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof, in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) ENTIRE AGREMENT. This Agreement together with the Purchase Agreement, and the Placement Agreement (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                MEGO MORTGAGE CORPORATION



                                By:  /s/ Jeffrey S. Moore
                                   ---------------------------------------------
                                   Name:  Jeffrey S. Moore
                                   Title:  President and Chief Executive Officer


                                CITY NATIONAL BANK OF WEST VIRGINIA


                                By:  /s/ Mark R. McCollom
                                   --------------------------------------------
                                   Name: Mark R. McCollom
                                   Title:  Chief Accounting Officer